UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 12, 2025

AMAZE HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-41147	87-3905007
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2901 West Coast Highway, Suite 200 Newport Beach, CA	92663
(Address of principal executive offices)	(Zip Code)

(800) 734-1563

Registrant’s telephone number, including area code

Fresh Vine Wine, Inc.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	AMZE	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03. Material Modification of Rights of Security Holders.

To the extent required by Item 3.03 of Form 8-K, the information contained in Item 5.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.01 Change in Control of Registrant

As previously reported, Amaze Holdings, Inc., a Nevada corporation (the “Company”) completed the acquisition of Amaze Software, Inc. (“Amaze Software”) on March 7, 2025, pursuant to the Amended and Restated Agreement and Plan of Merger dated as of March 7, 2024 (the “Merger Agreement”). Pursuant to the Merger Agreement, (i) Amaze Software became a wholly owned subsidiary of the Company, and (ii) the aggregate merger consideration paid by the Company in connection with the acquisition included 750,000 shares of the Company’s Series D Convertible Preferred Stock, par value $0.001 per share (“Series D Preferred Stock”), plus warrants to purchase an aggregate of 8,750,000 shares of the Company’s common stock, par value $0.001 (“Common Stock”).

The stockholder’s ability to convert Series D Preferred Stock is subject to an “Exchange Share Cap” and an “Individual Holder Share Cap.” Under the Exchange Share Cap, the total number of shares of Common Stock issuable upon conversion of the Series D Preferred Stock may not exceed 3,325,966 shares, which represents 19.9% of the Company’s issued and outstanding Common Stock as of the date of the Merger Agreement. Under the Individual Holder Share Cap, the holder of Series D Preferred Stock may not acquire shares of Common Stock upon conversion of the Series D Preferred Stock if the total number of shares of Common Stock issuable to the converting holder would result in such holder beneficially owning in excess of 19.9% of the number of shares of Common Stock outstanding immediately after giving effect to the issuance.

The Exchange Share Cap and the Individual Holder Share Cap will not apply if the Company obtains stockholder approval to issue the shares of Common Stock in excess of the applicable cap as required by the NYSE American rules. NYSE American rules also require a listed company to obtain stockholder approval prior to an issuance of securities that will result in a “change of control” of the company. Upon such stockholder approval, the shares of Series D Preferred Stock will automatically convert into an aggregate of 93,750,000 shares of Common Stock pursuant to the terms of the Certificate of Designation of Series D Preferred Stock. As of June 11, 2025, the Company had 18,574,180 shares of Common Stock outstanding, and upon automatic conversion of the Series D Preferred Stock, the total number of outstanding shares of common stock increased to 112,324,180 (before the reverse stock split). As a result, pre-merger Amaze Software securityholders own approximately 83.5% of the outstanding Common Stock and pre-merger Company stockholders own approximately 16.5% of the outstanding Common Stock.

As reported below in Item 5.07 of this Current Report on Form 8-K, at the annual meeting held on June 12, 2025, the Company’s stockholders approved the issuance of shares of Common Stock upon conversion of the Series D Preferred Stock and the exercise of warrants, which will exceed the “Exchange Share Cap” and “Individual Holder Share Cap” limitations, and result in a change of control of the Company, pursuant NYSE American rules.

In connection with the execution of the Merger Agreement, officers and directors of the Company and holders of 100% of the Company’s outstanding Series A Convertible Preferred Stock and holders of approximately 83% of the outstanding Series B Convertible Preferred Stock agreed to vote, at any stockholders’ meeting, all of their respective shares of capital stock, among other things, (a) in favor of the issuance of shares of Common Stock in excess of the “Exchange Share Cap” and “Individual Holder Share Cap” limitations upon conversion of the Series D Preferred Stock and upon exercise of the Merger Warrants; and (b) for the election of the Company’s director nominees.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As reported below in Item 5.07 of this Current Report on Form 8-K, at the annual meeting held on June 12, 2025, the Company’s stockholders approved an amendment and restatement of the 2021 Equity Incentive Plan (as amended and restated, the “Plan”) to increase the aggregate number of shares of Common Stock reserved for issuance under the Plan by 19,000,000 shares (or 826,087 shares after taking into account the Company’s 1-for-23 reverse stock split effected on June 12, 2025 as reported below in Item 5.03).

The terms and conditions of the Plan are described in the section entitled “PROPOSAL 9 EQUITY PLAN AMENDMENT PROPOSAL” in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on May 7, 2025 (as supplemented, the “Proxy Statement”). The foregoing description of the Plan does not purport to be complete and is qualified in its entirety by reference to the complete text of the Plan, a copy of which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On June 2, 2025, the Company’s Board of Directors (the “Board”) approved a 1-for-23 reverse stock split of the Common Stock, subject to stockholder approval of the reverse stock split proposal at the annual meeting. As reported below in Item 5.07 of this Current Report on Form 8-K, at the annual meeting held on June 12, 2025, the Company’s stockholders approved the reverse stock split proposal which grants the Company’s Board the discretion to file a certificate of amendment to effect a reverse stock split of the Company’s Common Stock at a ratio in the range of 1-for-10 and 1-for-50, with such ratio and implementation and timing of the reverse stock split to be determined at the discretion of the Board.

On June 12, 2025, the Company filed a Certificate of Amendment to the Company’s Articles of Incorporation with Secretary of State of the State of Nevada to effect the 1-for-23 reverse stock split of the Company’s issued and outstanding Common Stock effective at 5:00 p.m. Eastern time on June 12, 2025. The Company’s Common Stock will begin trading on a reverse stock split adjusted basis on the NYSE American when the market opens on June 13, 2025 under the new CUSIP number 35804X 200.

As a result of the reverse stock split, every twenty-three shares of the Company’s Common Stock will be automatically combined into one new share of Common Stock. No fractional shares will be issued in connection with the reverse stock split. Any fraction of a share resulting from the reverse stock split will be converted to one whole share of Common Stock. The reverse stock split will not reduce the number of authorized shares of Common Stock or change the par value per share of Common Stock. The number of shares of Common Stock issuable upon the exercise of the Company’s outstanding stock options and warrants, and the number of shares authorized and reserved for issuance under the Company’s 2021 Equity Incentive Plan will be reduced proportionately. The conversion rate of the Company’s outstanding Series A Convertible Preferred Stock, Series B Convertible Preferred Stock, Series C Convertible Preferred Stock and Series D Preferred Stock will be proportionately adjusted. The reverse stock split will not alter a stockholder’s percentage ownership interest in the Company, except for adjustments that may result from the treatment of fractional shares as described above.

Computershare Trust Company, N.A. is acting as the exchange agent and transfer agent for the reverse stock split. Stockholders who hold their shares of Common Stock in electronic form at brokerage firms do not need to take any action, as the effect of the reverse stock split will automatically be reflected in their brokerage accounts.

The foregoing description of the Certificate Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Certificate of Amendment, a copy of which is filed as Exhibit 3.1 hereto and incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 12, 2025, the Company held its annual meeting of stockholders. At the annual meeting, the Company’s stockholders voted on the 11 proposals set forth below, each of which is described in greater detail in the Company’s Proxy Statement. The final voting results for each proposal are set forth below.  The vote totals do not reflect adjustments for the reverse stock split, which became effective after the annual meeting on June 12, 2025.

Proposal 1 - Election of directors

The stockholders elected Aaron Day, Peter Deutschman, Eric Doan, Amrapali Gan, Sandra Hawkins, Michael Pruitt and David Yacullo as directors of the Company, to hold office until the 2026 annual meeting of stockholders or until their successors are duly elected and qualified. The voting results with respect to this proposal were as follows:

	For	Withheld	Broker Non-Votes
Aaron Day	14,222,863	235,031	3,962,589
Peter Deutschman	13,243,493	1,214,402	3,962,589
Eric Doan	14,260,712	197,183	3,962,589
Amrapali Gan	14,275,818	182,077	3,962,589
Sandra Hawkins	14,266,297	191,598	3,962,589
Michael Pruitt	13,909,017	548,878	3,962,589
David Yacullo	13,891,513	566,382	3,962,589

Proposal 2 - Ratification of the Appointment of Independent Registered Public Accounting Firm

The stockholders ratified the appointment of Wipfli LLP as the independent registered public accounting firm of the Company for fiscal 2025. The voting results with respect to this proposal were as follows:

For	Against	Abstaining	Broker Non-Votes
18,061,259	188,807	170,418	—

Proposal 3 - Series D Preferred Stock Conversion Proposal

The stockholders approved the issuance of shares of Common Stock upon conversion of the Series D Preferred Stock and the exercise of warrants, which will exceed the “Exchange Share Cap” and “Individual Holder Share Cap” limitations provided for in the Certificate of Designation of Series D Preferred Stock, and result in a change of control of the Company, pursuant NYSE American Company Guide Section 712(b) and Section 713(b). The voting results with respect to this proposal were as follows:

For	Against	Abstaining	Broker Non-Votes
9,371,418	445,920	2,659,336	3,962,589

Proposal 4 - Reverse Stock Split Proposal

The stockholders approved an amendment to the Company’s Articles of Incorporation to effect, at the discretion of the Board on or prior to the one-year anniversary of the date on which the reverse stock split is approved by the stockholders at the annual meeting, a reverse stock split of the outstanding shares of Common Stock, at a ratio in the range of 1-for-10 to 1-for-50, with such ratio and implementation and timing of the reverse stock split to be determined in the discretion of the Board of Directors. The voting results with respect to this proposal were as follows:

For	Against	Abstaining	Broker Non-Votes
10,774,920	852,316	2,830,658	3,962,589

Proposal 5 - Series A Preferred Stock Conversion Proposal

The stockholders approved, for purposes of complying with Section 713(a) and Section 713(b) of the NYSE American Company Guide, the issuance of shares of Common Stock upon conversion or exchange of the Series A Convertible Preferred Stock in excess of the “Exchange Share Cap” and “Individual Holder Share Cap” limitations provided for in the Certificate of Designation of Series A Convertible Preferred Stock. The voting results with respect to this proposal were as follows:

For	Against	Abstaining	Broker Non-Votes
8,649,384	275,276	2,997,082	3,962,589

Proposal 6 - Series B Preferred Stock Conversion Proposal

The stockholders approved, for purposes of complying with Section 713(a) and Section 713(b) of the NYSE American Company Guide, the issuance of shares of Common Stock upon conversion or exchange of the Series B Convertible Preferred Stock in excess of the “Exchange Share Cap” and “Individual Holder Share Cap” limitations provided for in the Certificate of Designation of Series B Convertible Preferred Stock. The voting results with respect to this proposal were as follows:

For	Against	Abstaining	Broker Non-Votes
9,647,332	179,965	2,997,088	3,962,589

Proposal 7 - Series C Preferred Stock Conversion Proposal

The stockholders approved, for purposes of complying with Section 713(a) and Section 713(b) of the NYSE American Company Guide, the issuance of shares of Common Stock upon conversion or exchange of the Series C Convertible Preferred Stock in excess of the “Exchange Share Cap” and “Individual Holder Share Cap” limitations provided for in the Certificate of Designation of Series C Convertible Preferred Stock. The voting results with respect to this proposal were as follows:

For	Against	Abstaining	Broker Non-Votes
10,416,364	393,244	2,996,889	3,962,589

Proposal 8 - Authorized Common Stock Increase Proposal

The stockholders did not approve an amendment to the Company’s Articles of Incorporation, as amended, to increase the number of our authorized shares of Common Stock from 100,000,000 to 250,000,000 and to make a corresponding change to the total number of authorized shares of capital stock. The voting results with respect to this proposal were as follows:

For	Against	Abstaining	Broker Non-Votes
10,728,386	909,921	2,819,588	3,962,589

Proposal 9 - Equity Plan Amendment Proposal

The stockholders approved an amendment and restatement of the Plan to increase the total number of shares of Common Stock available for issuance under that Plan to 20,800,000 shares (prior to giving effect to the reverse stock split). The voting results with respect to this proposal were as follows:

For	Against	Abstaining	Broker Non-Votes
12,016,908	651,812	1,789,173	3,962,589

Proposal 10 - ELOC Issuance Proposal

The stockholders approved, for purposes of complying with Section 713(a) of the NYSE American Company Guide, the issuance of 20% or more of issued and outstanding Common Stock pursuant to the Securities Purchase Agreement dated as of May 6, 2025 between the Company and C/M Capital Master Fund, LP. The voting results with respect to this proposal were as follows:

For	Against	Abstaining	Broker Non-Votes
11,029,841	570,499	2,857,554	3,962,589

Proposal 11 - Adjournment Proposal

The stockholders approved a proposal to adjourn the annual meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of any one or more of the foregoing proposals. The voting results with respect to this proposal were as follows:

For	Against	Abstaining	Broker Non-Votes
14,246,654	1,350,020	2,823,810	—

Item 8.01 Other Events.

On June 12, 2025, the Company issued a press release announcing the reverse stock split and voting results of the annual meeting of stockholders.

On June 12, 2025, the Company received a letter from NYSE Regulation stating that the Company is back in compliance with NYSE American continued listing standards set forth in Section 704 of the NYSE American Company Guide because the Company held its annual meeting.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
3.1	Certificate of Amendment to the Articles of Incorporation of Amaze Holdings, Inc. effective June 12, 2025
10.1	Amended and Restated 2021 Equity Incentive Plan
99.1	Press release dated June 12, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 12, 2025

AMAZE HOLDINGS, INC.

	By:	/s/ Michael Pruitt
	Name:	Michael Pruitt
	Title:	Chief Executive Officer